Borrowing facilities	12 Months Ended
Mar. 31, 2018
Disclosure of detailed information about borrowings [abstract]
Borrowing facilities
Borrowing facilities

To support our long-term liquidity requirements and provide backup to commercial paper and other borrowings, we agree loan facilities with financial institutions over and above the value of borrowings that may be required. These facilities have never been drawn, and our undrawn amounts are listed below.

At 31 March 2018, we had bilateral committed credit facilities of £5,438 million (2017: £4,938 million). In addition, we had committed credit facilities from syndicates of banks of £245 million at 31 March 2018 (2017: £338 million). All committed credit facilities were undrawn in 2018 and 2017. An analysis of the maturity of these undrawn committed facilities is shown below:

	2018	2017
	£m	£m
Undrawn committed borrowing facilities expiring:
Less than 1 year	—	—
In 1 to 2 years	3,910	1,115
In 2 to 3 years	—	2,388
In 3 to 4 years	—	—
In 4 to 5 years	1,773	1,773
More than 5 years	—	—
	5,683	5,276

Of the unused facilities at 31 March 2018, £5,438 million (2017: £4,938 million) is available for liquidity purposes, while £245 million (2017: £338 million) is available as backup to specific US borrowings.

In addition to the above, the Group has Export Credit Agreements (ECAs) totalling £797 million (2017: £600 million), of which £704 million (2017: £562 million) is undrawn. During the year, two new ECAs totalling £261 million were made available, of which £239 million is undrawn. Of the £3,910 million of undrawn committed borrowing facilities due to expire within 1 to 2 years, £1,255 million was renegotiated before 31 March 2018, with effect from 1 June 2018. This amount has increased to £1,380 million with the expiry extended to more than 5 years.

Further information on our bonds can be found on the debt investor section of our website. Unless included in these financial statements the information on our website is unaudited.